           As filed with the Securities and Exchange Commission on July 29, 1999
                                                      Registration No. 333-83725
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                    THQ INC.
             (Exact Name of Registrant as Specified in Its Charter)

                   Delaware                                      13-3541686
        (State or Other Jurisdiction                          (I.R.S. Employer
      of Incorporation or Organization)                      Identification No.)

                          5016 North Parkway Calabasas
                           Calabasas, California 91302
             (Address of Principal Executive Offices with Zip Code)

                         PACIFIC COAST POWER & LIGHT CO.
                               EMPLOYEE STOCK PLAN
                              (Full Title of Plan)

                                BRIAN J. FARRELL
                      President and Chief Executive Officer
                                    THQ Inc.
                          5016 North Parkway Calabasas
                           Calabasas, California 91302
                                 (818) 591-1310
                      (Name, Address and Telephone Number,
                   including Area Code, of Agent For Service)

                                   Copies to:

                             KENNETH H. LEVIN, Esq.
                                 Sidley & Austin
                              555 West Fifth Street
                          Los Angeles, California 90013

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calabasas and State of California on the 29th day of July, 1999.

                                        THQ Inc.

                                        By: /s/ Fred A. Gysi
                                            ------------------------------------
                                            Vice President - Finance and
                                            Administration, Chief Financial
                                            Officer, Treasurer and Secretary

        Pursuant to the requirement of the Securities Act of 1933, this amendment has been signed by the following persons in the capacities and on the date indicated.

Signature                                  Title                                Date
---------                                  -----                                ----

        *                                  Director, President and Chief        July 29, 1999
--------------------------                 Executive Officer (Principal
Brian J. Farrell                           Executive Officer)


        *                                  Director                             July 29, 1999
--------------------------
Lawrence Burstein


        *                                  Director                             July 29, 1999
--------------------------
Bruce Jagid


        *                                  Director and Vice Chairman           July 29, 1999
--------------------------
Jeffrey C. Lapin


        *                                  Director and Senior Vice             July 29, 1999
--------------------------                 President
L. Michael Haller


        *                                  Director                             July 29, 1999
--------------------------
James L. Whims


        *                                  Director                             July 29, 1999
--------------------------
L. Greg Ballard


/s/ Fred A. Gysi                           Vice President-Finance and           July 29, 1999
--------------------------                 Administration, Chief Financial
Fred A. Gysi                               Officer and Secretary
                                           (Principal Financial Officer and
                                           Principal Accounting Officer)


*By:/s/ Fred A. Gysi
    ----------------------
         Fred A. Gysi
       Attorney-in-Fact

                                INDEX OF EXHIBITS


Exhibit Number      Description of Exhibit
--------------      ----------------------

     4.1 Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 1 to the
                    Registration Statement on Form S-3 filed on January 9, 1998
                    (File No. 333-32221) (the "S-3 Registration Statement)).

     4.2 Amendment to Certificate of Incorporation (incorporated by reference to Exhibit 3.2 to Post- Effective Amendment No. 1 to the S-3 Registration Statement).

     4.3            Amended and Restated Bylaws (incorporated by reference to
                    Exhibit 3.3 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1998).

     4.4*           Pacific Coast Power & Light Company Employee Stock Plan.

     4.5*           Pacific Coast Power & Light Company Notice of Stock Option
                    Grant

      5             Opinion of Sidley & Austin.

    23.1*           Consent of Deloitte & Touche LLP.

    23.2            Consent of Sidley & Austin (Included in Exhibit 5).

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*       Previously Filed